Exhibit 99.1

Keefe, Bruyette & Woods 9th Annual Community Bank Investor Conference July 29th and 30th, 2008

Forward-Looking Disclosures This presentation may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this presentation.

Efficient community bank model with 135 years of operating history Commanding market share and expanding into growth markets Utilizing state-of-the-art technology Strong non-margin, fee-based revenue diversification Outstanding credit quality Company Overview

Why Own FCBC? Strong balance sheet/ solid capital Total risk-based capital of ratio of 12.93% compared to peer of 11.51% Tier 1 capital ratio of 12.00% compared to peer of 10.37% Markets benefit from both economic stability and growth

Why Own FCBC? Highly efficient One of the top 100 nationally Exceptional Asset Quality Non-performing asset ratio of 0.24% while peers are 0.80% First half 2008 net charge-offs only 0.11% Positioned as regional consolidator

Why Own FCBC? Strong culture of management and employee ownership Average executive experience at FCB over 20 years Insider ownership of approximately 10%

Market Position Regional Banking, Wealth, Insurance Midlantic/Southeast Alternative solution-space between Community and Regional Financial Partnership Array of Services Strong Technology

Market Position Brand value ranking - 23rd nationally Rankings by Bancography Based on P/E multiples and premium on deposits Banks $2-$30 billion in assets

Franchise Map Richmond Winston-Salem Charlottesville Roanoke Charlotte Raleigh Morgantown Charleston FCBC Headquarters Branch Loan Production Office Cornelius Virginia Beach Chesapeake Investment Planning Consultants Johnson City Norfolk Burlington GreenPoint Insurance HQ Greensboro

Growth Strategy Attractive urban and suburban markets in the Carolinas, Virginia, West Virginia, and Tennessee I-64 Virginia, I-77 and I-40 in North Carolina Expand Loan Production Offices Develop legacy markets in the Virginias

Business Development in New Markets Piedmont-Triad NC Dell FedEx Ralph Lauren Biotech corridor Eastern Virginia Fort Lee Circuit City Altria Charlotte NC Only growing real estate market on east coast East TN Strong medical presence Tourism - racing

Strategic Market Demographics Total Population 2007 Projected Population Change 2007 to 2012 Median HH Income 2007 Projected HH Income Change 2007 to 2012 Projected HH Income Change 2007 to 2012 Total Deposit Base (millions) Winston Salem, NC MSA 464,838 6.88% $51,518 17.09% 17.09% $15,561 Raleigh/Cary, NC MSA 1,023,620 19.40% $66,885 18.93% 18.93% $15,771 Durham, NC MSA 477,119 6.98% $53,986 17.48% 17.48% $6,573 Charlotte/Gastonia/ Concord, NC MSA 1,621,635 15.27% $60,735 18.51% 18.51% $98,138 Greensboro/ Highpoint, NC MSA 691,871 4.97% $51,150 17.43% 17.43% $10,352 Richmond, VA MSA 1,215,134 7.15% $58,635 16.97% 16.97% $24,607 Source SNL

Loan Portfolio Excellent asset quality Geographically diversified Declining AD&C exposure Small Business Lending unit that turns credits around in 48 hours with a one-page application Developing asset-based lending product line Stable residential real estate portfolio

Portfolio Composition

Asset Quality Net Charge-Offs 2003 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 0.0046 0.0022 0.0037 0.0023 0.0019 0.001 0.0012

Asset Quality Non-Performing Loans to Total Loans 2003 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 0.0033 0.0042 0.0025 0.003 0.0024 0.0027 0.0035 SE Banks $1B-$3B 0.0035 0.0027 0.0023 0.0032 0.0052 0.0075 0.0072

Asset Quality Total Delinquencies 2003 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 0.0103 0.0083 0.0079 0.0091 0.0098 0.0065 0.0091

Asset Quality Reserves to Nonperforming Assets 2003 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 2.6882 2.3536 2.8669 3.35 3.4562 3.4062 2.77 SE Banks $1B-$3B 1.898 2.6989 2.8336 2.2553 1.7968 1.0959 0.913

Tactical Initiatives Grow non-interest income sources to reduce rate cycle exposure Increased wealth management line of business Continue growing insurance line of business Re-engineered retail product set and sales approach Focused on cash management services for commercial clients Increased capacity to improve charges for deposit services

Acquired GreenPoint Insurance in September 2007 Full service insurance agency headquartered in High Point, NC Approximately $5 million annual commission revenue Recent acquisition of REL Insurance Company Locations through central NC, including Charlotte and Raleigh Raleigh Raleigh Raleigh Raleigh Raleigh Raleigh Raleigh Raleigh

Tactical Initiatives Exciting new retail approach and product set Re-engineered DDA product set Same-day-close home equity lines of credit Targeted marketing programs Refer-a-friend gifts Greater utilization of overdraft program Expanded business day with 6:00 PM cut-off

Tactical Initiatives Use of technology Same-day banking offered throughout the footprint - no 2:00 pm cutoff Robust commercial treasury services suite Branch capture eliminates courier and time costs Efficient and effective in-house data processing model

Financial Results 2005 2006 2007 1Q 2008 2Q 2008 Net Income $26.3 mil $28.9 mil $29.6 mil $6.3 mil $6.2 mil Diluted EPS $2.32 $2.57 $2.62 $0.57 $0.56 Dividend $1.02 $1.04 $1.08 $0.28 $0.28 ROA 1.37% 1.46% 1.39% 1.21% 1.23% ROE 13.79% 14.32% 13.54% 11.66% 12.08% ROTE 20.53% 20.77% 19.39% 17.53% 18.75% Margin 4.39% 4.22% 3.80% 3.78% 3.92% Efficiency 53.8% 51.1% 51.2% 58.0% 57.6%

Financial Results Return on assets and return on equity are above peer averages Efficiency ratio compares very favorably to peer averages Operations consolidation and line of business restructuring have produced significant cost savings. We expect those savings to continue.

Return on Average Assets 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 0.0124 0.0137 0.0146 0.0139 0.0121 0.0123 SE Banks $1B-$3B 0.0102 0.0105 0.0101 0.0075 0.0064 0.0056

Return on Average Equity 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 0.1253 0.1379 0.1432 0.1354 0.116 0.1208 SE Banks $1B-$3B 0.1071 0.1124 0.1123 0.0847 0.0681 0.0536

Efficiency Ratio Core 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 0.5318 0.5383 0.5105 0.512 0.58 0.5755

Investments Portfolio CMO Two AAA-rated securities with total market value balance of $28.69 million. Trust-preferreds Single-issue - $44.48 million all rated A or better - Top banks in country Pooled - $79.09 million - all A-rated

TRUPS CDOs All single-A Modeled deferrals and defaults not expected to alter cash flows of the deals Monitor regularly for impairment, although none detected or expected All deals have very diverse geographic exposure Older deals have excellent experience working out collateral in deferral/default positions with no change to cash flows

Dividends 2007 dividend was $1.08 and was the 16th consecutive year of increasing dividends Dividend yield was 3.22% for 2007 Dividend payout is averaging over 44%, while peer is only 32%

Dividends 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Estimated 0.225 0.234 0.25 0.327 0.435 0.513 0.59 0.672 0.68 0.72 0.774 0.801 0.9 0.98 1 1.02 1.04 1.08 1.12 CAGR = 9%

Dividend Payout Ratio 2003 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 0.4324 0.5076 0.4397 0.4047 0.4122 0.4912 0.5 SE Banks $1B-$3B 0.2932 0.3197 0.2933 0.3055 0.3605 0.3808 0.5

Dividend Yield 2003 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 0.0293 0.0277 0.0327 0.0263 0.0322 0.0308 0.0397 SE Banks $1B-$3B 0.0151 0.0178 0.0179 0.0166 0.0285 0.0308 0.0342 3.02% average

Price to Earnings Ratio 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 18.31 13.43 15.39 12.17 14.17 11.42 SE Banks $1B-$3B 19.08 16.15 17.51 14.38 14.19 12.26

Price to Tangible Book Ratio 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 3.33 2.63 2.95 2.4 2.91 2.46 SE Banks $1B-$3B 2.45 2.43 2.3 1.5 1.32 1.09

Historical Returns With dividends reinvested, a $100,000 investment at the beginning of 2000 was worth $255,000 at June 20, 2008 2000 2001 2002 2003 2004 2005 2006 2007 1Q 08 2Q 08 FCBC 100 103.71 178.83 212.17 259.11 290.89 259.71 340.24 283.43 326.27 254.91 SNL Bank 100 123.81 125.06 114.67 154.69 173.34 175.7 205.53 159.71 145.07 110.2

Why own First Community? Inside ownership is approximately 10% Management's goals and interests are closely aligned with those of shareholders Poised as top-choice consolidator in the region History of efficiency Outperformed major averages As of June 30, 155% total return since January 2000

Why own First Community? Consistent and strong dividend 16 consecutive years of increases High pay-out ratio Stable performer in current troubled markets Solid asset quality

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